Exhibit 99.1

STONEPEAK COMMONWEALTH HOLDINGS LLC

By: STONEPEAK COMMONWEALTH UPPER HOLDINGS LLC, its managing member
By:  STONEPEAK INFRASTRUCTURE FUND II (AIV) LP, its managing member
By: STONEPEAK ASSOCIATES II LLC, its general partner
By: STONEPEAK GP HOLDINGS II LP, its sole member
By: STONEPEAK GP INVESTORS II LLC, its general partner
By: STONEPEAK GP INVESTORS MANAGER LLC, its managing member
By: /s/ Michael Dorrell
Name:  Michael Dorrell
Title:  Managing Member                                                 Date:  10/12/2018

STONEPEAK COMMONWEALTH UPPER HOLDINGS LLC

By:  STONEPEAK INFRASTRUCTURE FUND II (AIV) LP, its managing member
By: STONEPEAK ASSOCIATES II LLC, its general partner
By: STONEPEAK GP HOLDINGS II LP, its sole member
By: STONEPEAK GP INVESTORS II LLC, its general partner
By: STONEPEAK GP INVESTORS MANAGER LLC, its managing member
By: /s/ Michael Dorrell
Name:  Michael Dorrell
Title:  Managing Member                                                 Date:  10/12/2018

STONEPEAK INFRASTRUCTURE FUND II (AIV) LP

By: STONEPEAK ASSOCIATES II LLC, its general partner
By: STONEPEAK GP HOLDINGS II LP, its sole member
By: STONEPEAK GP INVESTORS II LLC, its general partner
By: STONEPEAK GP INVESTORS MANAGER LLC, its managing member
By: /s/ Michael Dorrell
Name:  Michael Dorrell
Title:  Managing Member                                                 Date:  10/12/2018

STONEPEAK ASSOCIATES II LLC

By: STONEPEAK GP HOLDINGS II LP, its sole member
By: STONEPEAK GP INVESTORS II LLC, its general partner
By: STONEPEAK GP INVESTORS MANAGER LLC, its managing member
By: /s/ Michael Dorrell
Name:  Michael Dorrell
Title:  Managing Member                                                 Date: 10/12/2018

STONEPEAK GP HOLDINGS II LP

By: STONEPEAK GP INVESTORS II LLC, its general partner
By: STONEPEAK GP INVESTORS MANAGER LLC, its managing member
By: /s/ Michael Dorrell
Name:  Michael Dorrell
Title:  Managing Member                                                 Date: 10/12/2018

STONEPEAK GP INVESTORS II LLC

By: STONEPEAK GP INVESTORS MANAGER LLC, its managing member
By: /s/ Michael Dorrell
Name:  Michael Dorrell
Title:  Managing Member                                                 Date:  10/12/2018

STONEPEAK GP INVESTORS MANAGER LLC

By: /s/ Michael Dorrell
Name:  Michael Dorrell
Title:  Managing Member                                                 Date:  10/12/2018